Exhibit 10.13(b)

CERTAIN INFORMATION HAS BEEN OMITTED OR REDACTED FROM VERSION OF THIS EXHIBIT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Amendment Form

Amendment No.	2

Amendment Submission Date:	January 20, 2022

Sponsor:	Artivion, Inc. (formerly CryoLife, Inc.)

Study Title:	PROACT Xa - Prospective Randomized On-X Anticoagulation Clinical Trial

Sponsor Contact:	Brittanny Boyer, Director, Aortic Repair Technologies

DCRI Contacts:	Alma Chavez, Project Leader Clinical Operations Dawn Goodwin, Sr. Grants and Proposals Analyst, Grants and Proposals Services

CryoLife, Inc. (“Sponsor”) and Duke University (“Duke” or “DCRI”) entered into a Clinical Research Agreement (the “Agreement”), effective October 10, 2019, to conduct the PROACT Xa - Prospective Randomized On-X Anticoagulation Clinical Trial. This Amendment No. 2 serves as an amendment to the Agreement and provides details related to the scope changes and associated budget adjustments.

Name Change: Sponsor has changed its name effective January 18, 2022, and shall henceforth be known as Artivion, Inc. for purposes of the Study and the Agreement.

Description of Scope Changes: The budget for this Amendment is detailed in Attachment 1: “DCRI Detailed Fees and Pass-through Cost Estimate.” Attachment 1 to this Amendment No. 2 hereby replaces the budget table included in Amendment No 1 titled “Start-Up Agreement 7th Extension thru Full Study Budget 11/1/2020” in its entirety.

Changes to Study Timeline: This Amendment to the Agreement includes an
                                                                      ]. The treatment/follow-up period was decreased to offset the additional months of enrollment.

7156-CRYL-01-Amendment No. 2 to the CRA
SPS#: 232473

Current Study Timeline in the Agreement:

Study Timeline (Amendment No. 1)
General Study Milestones	Number of Months	Date
Planning/Startup
Enrollment
Treatment/Follow-up
Last CRF In-house/Database Lock
Close Out/Archival/Stat Report
Final Reporting
TOTAL PROJECT DURATION:

Revised Study Timeline:

Revised Study Timeline (Amendment No. 2)
General Study Milestones	Number of Months	Date
Planning/Startup
Enrollment
Treatment/Follow-up
Last CRF In-house/Database Lock
Close Out/Archival/Stat Report
Final Reporting
TOTAL PROJECT DURATION:

Description of Budget Change Summary:

	Original SUA Through Amendment No. 1	Amendment No. 2	Revised Contract Value
DCRI Direct Fees
Pass-through Costs
Total

Description of Scope Changes: The DCRI budget for Amendment is detailed in Attachment I: “DCRI Detailed Fees and Pass-through Cost Estimate” in the “Scope Change Justification” column.

The DCRI will invoice completed units on a monthly basis. All payments remain as agreed upon as in the Agreement unless otherwise stated.

DCRI will invoice completed units on a monthly basis pursuant to the terms of the Agreement, provided, however, no additional upfront payment shall be required with respect to the budget increases reflected in this Amendment No. 2.

7156-CRYL-01-Amendment No. 2 to the CRA
SPS#: 232473

Approval Signatures:

Artivion, Inc.: By: ______________________________ Title:______________________________ Date:______________________________	Duke University: By: ____________________________ Title: ___________________________ Date:___________________________

7156-CRYL-01-Amendment No. 2 to the CRA
SPS#: 232473

Attachment 1: “DCRI Detailed Fees and Pass-through Cost Estimate.”

[Omitted]

7156-CRYL-01-Amendment No. 2 to the CRA
SPS#: 232473